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                                                                   EXHIBIT 10.15



                             CMP PUBLICATIONS, INC.
                    PROFIT SHARING & RETIREMENT SAVINGS PLAN

                         Effective as of January 1, 1989
                           Amended and Restated as of
                                 January 1, 1994
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                             CMP PUBLICATIONS, INC.
                    PROFIT SHARING & RETIREMENT SAVINGS PLAN

                                TABLE OF CONTENTS

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Article I - DEFINITIONS ........................................................................................  2
         1.1      "Account".....................................................................................  2
         1.2      "Administrator"...............................................................................  2
         1.3      "Affiliate"...................................................................................  2
         1.4      "Anniversary Date"............................................................................  2
         1.5      "Annuity Starting Date".......................................................................  3
         1.6      "Beneficiary".................................................................................  3
         1.7      "Code"........................................................................................  3
         1.8      "Compensation"................................................................................  3
         1.9      "Contributions"...............................................................................  4
         1.10     "Covered Employee"............................................................................  4
         1.11     "Direct Rollover".............................................................................  4
         1.12     "Distributee".................................................................................  4
         1.13     "Effective Date"..............................................................................  4
         1.14     "Eligible Employee"...........................................................................  5
         1.15     "Eligible Retirement Plan"....................................................................  5
         1.16     "Eligible Rollover Distribution"..............................................................  5
         1.17     "Employee"....................................................................................  6
         1.18     "Employer"....................................................................................  6
         1.19     "ERISA".......................................................................................  6
         1.20     "Family Member"...............................................................................  6
         1.21     "Forfeiture"..................................................................................  7
         1.22     "Former Participant"..........................................................................  7
         1.23     "401(k) Account"..............................................................................  7
         1.24     "401(k) Contribution".........................................................................  7
         1.25     "Highly Compensated Employee".................................................................  7
         1.26     "Hour of Service".............................................................................  9
         1.27     "Investment Manager".......................................................................... 11
         1.28     "Key Employee"................................................................................ 11
         1.29     "Matching Account"............................................................................ 12
         1.30     "Matching Contribution"....................................................................... 13
         1.31     "Non-Key Employee"............................................................................ 13
         1.32     "Normal Retirement Date"...................................................................... 13
         1.33     "1-Year Break in Service"..................................................................... 13
         1.34     "Participant"................................................................................. 14
         1.36     "Plan"........................................................................................ 14
         1.37     "Plan Sponsor"................................................................................ 14

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
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
         1.38     "Plan Year"................................................................................... 14
         1.39     "Profit Sharing Account"...................................................................... 14
         1.40     "Profit Sharing Contribution"................................................................. 14
         1.41     "Qualified Pre-Retirement Survivor Annuity"................................................... 14
         1.42     "Retirement Date"............................................................................. 15
         1.43     "Rollover Account"............................................................................ 15
         1.44     "Rollover Contribution"....................................................................... 15
         1.45     "Suspense Account"............................................................................ 15
         1.46     "Top Heavy Plan".............................................................................. 15
         1.47     "Top Heavy Plan Year"......................................................................... 15
         1.48     "Total and Permanent Disability".............................................................. 15
         1.49     "Trust"....................................................................................... 15
         1.50     "Trustee"..................................................................................... 16
         1.51     "Trust Fund".................................................................................. 16
         1.52     "Year of Service"............................................................................. 16

Article II - ELIGIBILITY AND PARTICIPATION ..................................................................... 16
         2.1      General Rules................................................................................. 16
         2.2      Determination and Notice of Eligibility....................................................... 17
         2.3      Termination and Reemployment.................................................................. 17

Article III - CONTRIBUTIONS AND INVESTMENTS .................................................................... 19
         3.1      Employer Contributions........................................................................ 19
         3.2      401(k) Contributions.......................................................................... 20
         3.3      Profit Sharing and Matching Contributions..................................................... 21
         3.4      Allocation of Contributions................................................................... 22
         3.5      Rollover Contributions........................................................................ 23
         3.6      Plan Investments.............................................................................. 24

Article IV - LIMITATIONS ON CONTRIBUTIONS ...................................................................... 26
         4.1      Reduction of 401(k) Contributions............................................................. 26
         4.2      Actual Deferral Percentage Test............................................................... 27
         4.3      Reduction of Matching Contributions........................................................... 28
         4.4      Actual Contribution Percentage Test........................................................... 29
         4.5      Aggregate Limits Test......................................................................... 30
         4.6      Maximum Annual Additions...................................................................... 32

Article V - VESTING AND FORFEITURES ............................................................................ 34
         5.1      Vesting....................................................................................... 34
         5.2      Break In Service Rules........................................................................ 35
         5.3      Forfeitures................................................................................... 36

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
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
Article VI - BENEFITS .......................................................................................... 37
         6.1      Distribution of Benefits...................................................................... 37
         6.2      Form of Distribution.......................................................................... 37
         6.3      Time of Distributions......................................................................... 40
         6.4      Mandatory Cash Out Payment.................................................................... 41
         6.5      In-Service Distributions...................................................................... 41
         6.6      Location of Participant Unknown............................................................... 43
         6.7      Limitations on Benefits and Distributions..................................................... 44

Article VII - DEATH BENEFITS ................................................................................... 44
         7.1      Death Before Payment of Benefits.............................................................. 44
         7.2      Spouse's Death Benefit........................................................................ 44
         7.3      Change in Beneficiary......................................................................... 45
         7.4      Proof of Death................................................................................ 45
         7.5      Accrued Benefit as of December 31, 1994....................................................... 45
         7.6      Mandatory Cash-Out Payment.................................................................... 47
         7.7      Distribution for Minor Beneficiary............................................................ 48
         7.8      Location of Beneficiary Unknown............................................................... 48

Article VIII - DIRECT ROLLOVER OF BENEFITS ..................................................................... 49
         8.1      Right to Direct Rollover...................................................................... 49
         8.2      Limitations on Direct Rollover................................................................ 49
         8.3      Election of Direct Rollover................................................................... 49
         8.4      Payment of Direct Rollover.................................................................... 50

Article IX - ADMINISTRATION .................................................................................... 51
         9.1      Powers and Responsibilities of the Plan Sponsor............................................... 51
         9.2      Assignment and Designation of Administrative Authority........................................ 51
         9.3      Powers, Duties and Responsibilities of the Administrator...................................... 54
         9.4      Records and Reports........................................................................... 56
         9.5      Appointment of Advisors....................................................................... 56
         9.6      Information from Employer..................................................................... 56
         9.7      Payment of Expenses........................................................................... 57
         9.8      Claims Procedure.............................................................................. 57
         9.9      Claims Review Procedure....................................................................... 57

Article X - TOP-HEAVY PROVISIONS ............................................................................... 59
         10.1     In General.................................................................................... 59
         10.2     Top-Heavy Determination....................................................................... 59
         10.3     Top-Heavy Contingent Provisions............................................................... 60

Article XI - PLAN LOANS ........................................................................................ 62

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
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
         11.1     Loans to Participants......................................................................... 62
         11.2     Limitations................................................................................... 63
         11.3     Approval of Loans............................................................................. 63
         11.4     Interest Rate................................................................................. 64
         11.5     Repayment..................................................................................... 64
         11.6     Default....................................................................................... 64
         11.7     Other Rules................................................................................... 65

Article XII - AMENDMENT, TERMINATION, AND MERGERS .............................................................. 65
         12.1     Amendment..................................................................................... 65
         12.2     Termination................................................................................... 66
         12.3     Merger or Consolidation....................................................................... 66

Article XIII - MISCELLANEOUS ................................................................................... 67
         13.1     Valuation..................................................................................... 67
         13.2     Participant's Rights.......................................................................... 68
         13.3     Alienation.................................................................................... 68
         13.4     Construction.................................................................................. 69
         13.5     Gender and Number............................................................................. 69
         13.6     Legal Action and Indemnification.............................................................. 70
         13.7     Prohibition Against Diversion of Funds........................................................ 71
         13.8     Bonding....................................................................................... 71
         13.9     Receipt and Release for Payments.............................................................. 72
         13.10    Action by the Employer ....................................................................... 72
         13.11    Named Fiduciaries and Allocation of Responsibility ........................................... 73
         13.12    Headings ..................................................................................... 74
         13.13    Approval by Internal Revenue Service ......................................................... 74
         13.14    Uniformity ................................................................................... 74

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                             CMP PUBLICATIONS, INC.
                    PROFIT SHARING & RETIREMENT SAVINGS PLAN


                                  INTRODUCTION

                  The CMP Publications, Inc. Profit Sharing & Retirement Savings Plan (the "Plan") is designed to provide Covered Employees, their spouses and beneficiaries with benefits in the event of the Covered Employee's retirement, death or disability. Capitalized terms have the definitions hereinafter set forth in Article I. This Plan was formerly known as the CMP Publications, Inc. Profit Sharing Plan & Trust. The CMP Publications Inc. Profit Sharing Plan & Trust was itself formerly called the CMP Publications, Inc. Profit Sharing Plan and was originally effective as of October 1, 1977.

                  This Plan constitutes a complete amendment and restatement of the Plan as it existed just prior to the Effective Date. This Plan also constitutes a complete amendment and restatement of the Healthweek Publications Profit Sharing Plan and Trust, which plan together with this Plan have always been a single plan. This amendment and restatement has been prepared to reflect the applicable requirements under the Code for a profit-sharing plan including a qualified cash or deferred arrangement under Code Section 401(k) as of the Effective Date as well as subsequent changes in statutory requirements and in the benefits provided under the Plan. Except as expressly provided herein, the terms of the Plan are effective as of the Effective Date.

                  This Plan establishes the benefits, rights and obligations of all Covered Employees in the service of the Employer on or after the Effective Date and of all persons claiming through, under or against any Covered Employee.

                                    Article I

                                   DEFINITIONS

                  1.1 "Account" means, with respect to each Participant, the account maintained on behalf of such Participant which contains the 401(k) Contributions, Matching Contributions, Profit Sharing Contributions and Rollover Contributions credited to each Participant. Notwithstanding the foregoing, the 401(k) Contributions, Matching Contributions, Profit Sharing Contributions and Rollover Contributions of each Participant shall be held in separate subaccounts within the Account of the Participant, designated as the "401(k) Account," the "Matching Account," the "Profit Sharing Account" and the "Rollover Account" respectively.

                  1.2 "Administrator" means the Administrative Committee appointed by the Plan Sponsor in accordance with Section 9.2.

                  1.3 "Affiliate" means, for any Plan Year, a corporation which for any part of such year is (a) a member of a controlled group of corporations (as defined in Section 1563(a) of the Code, disregarding Sections 1563(a)(4) and 1563(e)(3)(c)) of which the Plan Sponsor is a member, (b) any trade or business, whether incorporated or not, which for any part of such year is considered to be under common control with the Plan Sponsor under regulations prescribed by the Secretary of the Treasury pursuant to Section 414(c) of the Code, and (c) any organization which for any part of such year is considered under regulations prescribed by the Secretary of the Treasury pursuant to Section 414(m) of the Code to be a member of an affiliated service group of which the Plan Sponsor is a member.

                  1.4 "Anniversary Date" means January 1st.

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
                  1.5 "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or other form of benefit

                  1.6 "Beneficiary" means the person to whom a share of a deceased Participant's or Former Participant's Account is payable.

                  1.7 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.8 "Compensation" with respect to any Participant means the total compensation paid by the Employer for a Plan Year, including those amounts which are contributed by a Participant on a pre-tax basis to the Plan or to the CMP Publications, Inc. Flexible Spending Plan but not including (a) reimbursement for educational expenses of the Participant, (b) any imputed income relating to dependent care or life insurance benefits provided by the Employer; (c) reimbursement for relocation expenses, (d) any disability payments made by a third-party and (e) car allowances. Compensation shall not include any amounts paid to an employee during any period when he or she was not eligible to participate in the Plan. Effective January 1, 1989, Compensation in excess of $200,000 (as adjusted for increases in the cost of living) shall be disregarded. Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 1994, Compensation in excess of $150,000 (as adjusted for increases in the cost of living) shall be disregarded.

                  In determining the Compensation of a Participant, the family aggregation rules of Section 414(q)(6) of the Code shall apply except that Family Members shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19. In the event the family aggregation rules apply to a Participant, the applicable Compensation limit shall be allocated to each Family Member aggregated herein in proportion to each such Family Member's Compensation.

                  1.9 "Contributions" means the 401(k) Contributions, Matching Contributions, Profit Sharing Contributions and Rollover Contributions credited to a Participant's Account as described in Article III.

                  1.10 "Covered Employee" means any Employee of the Employer except any Employee (a) who is included in a collective bargaining unit unless participation in the Plan by any such Employee was agreed to in the process of good faith negotiations between the Employer and the collective bargaining unit's representative; (b) who is employed by an Affiliate that is not a Participating Employer; (c) who is a leased employee as defined in Section 414(n)(2) of the Code; (d) who is a nonresident alien and who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from services within the United States (within the meaning of Section 861(a)(3) of the Code); or (e) who is a resident alien or a nonresident and who does not make contributions under the Federal Insurance Contributions Act.

                  1.11 "Direct Rollover" means the distribution of the vested balance of a Participant's or Former Participant's Account in accordance with
Article VIII.

                  1.12 "Distributee" means a Participant, a Former Participant, a Beneficiary or an alternate payee under a qualified domestic relations order entitled to a distribution under the Plan.

                  1.13 "Effective Date" means the general effective date of this amended and restated Plan, which is January 1, 1989.

                  1.14 "Eligible Employee" means any Covered Employee who has satisfied the provisions of Section 2.1.

                  1.15 "Eligible Retirement Plan" means:

                           (a) If the Distributee is not the surviving spouse of
a Participant or of a Former Participant, any of the following:

                                    (i) an individual retirement account
described in Section 408(a) of the Code;

                                    (ii) an individual retirement annuity
described in Section 408(a) of the Code;

                                    (iii) an annuity plan described in Section
403(a) of the Code; or

                                    (iv) a qualified plan described in Section
401(a) of the Code.

                           (b) If the Distributee is the surviving spouse of a
Participant or of a Former Participant, any of the following:

                                    (i) an individual retirement account
described in Section 408(a) of the Code; or

                                    (ii) an individual retirement annuity
described in Section 408(b) of the Code.

                  1.16 "Eligible Rollover Distribution" means any distribution of all or a portion of the balance of a Participant's Account, except that such term shall not include:

                           (a) any distribution that is one of a series of
substantially equal periodic payments made (not less frequently than annually) for either:

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
                                    (i) the life (or life expectancy) of the
Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or

                                    (ii) a specified period of ten years or
more;

                           (b) any distribution to the extent such distribution
is required under Section 401(a)(9) of the Code;

                           (c) any distribution or portion of a distribution
that is not includible in the gross income of the Distributee;

                           (d) returns of Contributions that are returned as a
result of the limitations contained in Section 415 of the Code;

                           (e) corrective distributions of 401(k) Contributions
and the income allocable thereto and corrective distributions of Matching Contributions and the income allocable thereto in accordance with Article IV of the Plan; and

                           (f) any other type of distribution or similar item
designated by the Internal Revenue Service as exempt from the definition of Eligible Rollover Distribution.

                  1.17 "Employee" means any person who is a common law employee of the Employer.

                  1.18 "Employer" means CMP Publications, Inc., a corporation, with principal offices in the State of New York and each Affiliate.

                  1.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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
                  1.20 "Family Member" means the spouse, lineal ascendants and descendants of the Employee and the spouses of such lineal ascendants and descendants.

                  1.21 "Forfeiture" means the nonvested portion of a Participant's Account that is forfeited in accordance with Section 5.3.

                  1.22 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

                  1.23 "401(k) Account" means that portion of a Participant's Account credited with his 401(k) Contributions and the earnings and losses thereon.

                  1.24 "401(k) Contribution" or "Employer's 401(k) Contribution" means the Employer's contributions to the Plan that are made pursuant to the Participant's salary reduction election provided in Section 3.2.

                  1.25 "Highly Compensated Employee" means any Employee who performs service for the Employer during the determination year (as hereinafter defined) and who, during the look-back year (as hereinafter defined):

                           (a) was a five percent owner as defined in Section
1.28(c);

                           (b) received Compensation from the Employer in excess
of $75,000 (as adjusted by the Secretary of Treasury for cost of living increases);

                           (c) received Compensation from the Employer in excess
of $50,000 (as adjusted by the Secretary of Treasury for cost of living increases) and was a member of the top-paid group for such year (i.e., the top 20 percent of Employees ranked on the basis of Compensation received during such year); or

                           (d) was an officer of the Employer and received
Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. If no officer of the Employer has satisfied the foregoing Compensation requirement during the determination year or the look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. The number of officers to be included as Highly Compensated Employees shall not exceed 50 or, if lesser, the greater of 3 Employees or 10 percent of Employees.

                           The term Highly Compensated Employee also includes:

                           (e) Employees described in subsections (b), (c) or
(d) above if the determination year is substituted for the look-back year and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and

                           (f) Employees who are five percent owners (as defined
in Section 1.28(c)) at any time during either the determination year or the look-back year.

                           For purposes of this Section 1.25, the determination
year shall be the Plan Year and the look-back year shall be the twelve-month period immediately preceding the determination year.

                           If an Employee is, during a determination year or a
look-back year, a Family Member of either a five percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the five percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and five percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Contributions equal to the sum of such Compensation and Contributions of the Family Member and five percent owner or top-ten Highly Compensated Employee.

                  The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the number of employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

                  1.26 "Hour of Service" means:

                           (a) Each hour for which an Employee is directly or
indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period. Each such Hour of Service shall be credited to the computation period in which the duties were actually performed.

                           (b) Each hour for which an Employee is directly or
indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period.

                           (c) Each hour for which back pay is awarded or agreed
to by the Employer without regard to mitigation of damages. Each such Hour of Service shall be credited to the

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
computation period to which the agreement or award with respect to back pay pertains rather than to the computation period in which the award, agreement or payment is made.

                           (d) To the extent required under The Family and
Medical Leave Act of 1993, each hour that an Employee is absent from service for a family or medical leave of absence.

                           Notwithstanding the above, (i) no more than 501 Hours
of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and (iv) Hours of Service are not required to be credited during any period in which no duties are performed if such hours would exceed the number of hours regularly scheduled for the performance of duties during such period.

                           For purposes of this Section 1.26, a payment shall be
deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                           For purposes of this Section 1.26, Hours of Service
shall be determined based on records of hours of service maintained by the Employer provided that such records accurately reflect the number of hours with which an Employee is entitled to be credited. For those Employees with respect to which the records maintained by the Employer would not accurately reflect the number of hours for which an Employee is required to receive credit, such Employee shall be credited with Hours of Service on the basis of months of employment--190 Hours of Service shall be credited for each month for which the Employee would be required to be credited with at least one Hour of Service.

                           Notwithstanding anything to the contrary contained
herein, Hours of Service shall be credited in accordance with Department of Labor regulations Section 2530.200b-2 and such provisions are incorporated herein by reference.

                  1.27 "Investment Manager" means any person, firm or corporation who is a registered investment adviser under the Investment Advisers Act of 1940, a bank or an insurance company, (a) who has the power to manage, acquire, or dispose of Plan assets, and (b) who acknowledges in writing his fiduciary responsibility to the Plan.

                  1.28 "Key Employee" means those Employees defined in Code
Section 416(i) and the Treasury regulations thereunder. Generally, they shall include any Employee or former Employee (and his Beneficiaries), who at any time during the Plan Year or any of the preceding four (4) Plan Years, is:

                           (a) an officer of the Employer having annual
Compensation greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

                           (b) one of the ten Employees having Compensation from
the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer;

                           (c) a "five percent owner" of the Employer. "Five
percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, each Affiliate shall be treated as a separate employer; or

                           (d) a "one percent owner" of the Employer having an
annual Compensation from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code
Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an incorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, each Affiliate shall be treated as a separate employer.

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
                  1.29 "Matching Account" means that portion of a Participant's Account credited with Matching Contributions and earnings and losses thereon.

                  1.30 "Matching Contribution" or "Employer's Matching Contribution" means the contribution made by the Employer to the Plan in accordance with Section 3.1(b), on behalf of any Participant who has in effect a salary reduction election pursuant to Section 3.2 and who otherwise satisfies the requirements of Article III.

                  1.31 "Non-Key Employee" means any Employee or former Employee who is not a Key Employee.

                  1.32 "Normal Retirement Date" means the first day of the month coinciding with or next following the date the Participant attains age 65 or, if later, the date upon which the Participant completes five (5) years of participation in the Plan.

                  1.33 "1-Year Break in Service" means a Plan Year during which an Employee has not completed more than 500 Hours of Service with the Employer. An Employee shall not incur a 1-Year Break in Service for a Plan Year in which he becomes a Participant, dies, retires or suffers Total and Permanent Disability. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "maternity or paternity leaves of absence."

                  For purposes of this Section, "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the computation period immediately following. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

                  1.34 "Participant" shall mean any Eligible Employee who commences participation in the Plan as provided in Article II, and has not for any reason ceased participation in the Plan.

                  1.35 "Participating Employer" means the Plan Sponsor and each Affiliate that has adopted and is participating in the Plan as listed in Appendix A.

                  1.36 "Plan" means the CMP Profit Sharing & Retirement Savings as set forth in this document and as hereafter amended.

                  1.37 "Plan Sponsor" means CMP Publications, Inc.

                  1.38 "Plan Year" means the Plan's accounting year of twelve
(12) months commencing on January 1st and ending on the following December 31st.

                  1.39 "Profit Sharing Account" means that portion of a Participant's Account credited with Profit Sharing Contributions and earning and losses thereon.

                  1.40 "Profit Sharing Contribution" or "Employer's Profit Sharing Contribution" means the Employer's contributions to the Plan made to the Trust on behalf of a Participant pursuant to Section 3.3.

                  1.41 "Qualified Pre-Retirement Survivor Annuity" means an annuity for the life of the Participant's spouse, the payments under which must be equal to the amount of benefit which can be purchased with the Account of the Participant used to provide the death benefit under the Plan.

                  1.42 "Retirement Date" means the date as of which a Participant actually retires for reasons other than Total and Permanent Disability, whether such retirement occurs on or after the Participant's Normal Retirement Date.

                  1.43 "Rollover Account" means that portion of a Participant's Account credited with Rollover Contributions and earnings or losses thereon.

                  1.44 "Rollover Contribution" means an Employee's contribution to the Trust pursuant to Section 3.5.

                  1.45 "Suspense Account" means the account maintained under the Trust which is credited with any unallocated forfeitures as described in Section 5.3.

                  1.46 "Top Heavy Plan" means a plan described in Section 10.2.

                  1.47 "Top Heavy Plan Year" means a Plan Year for which the Plan is a Top Heavy Plan.

                  1.48 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

                  1.49 "Trust" means the legal entity created pursuant to the CMP Profit Sharing & Retirement Savings Plan Trust, as established by the Employer and the Trustee under which the Trustee shall receive the Contributions made under the Plan and shall hold, invest, and disburse the Trust Fund to or for the benefit of the Participants and their Beneficiaries under the Plan.

                  1.50 "Trustee" means J. & W. Seligman Trust Company and any successors.

                  1.51 "Trust Fund" means the assets of the Plan and the Trust as the same shall exist from time to time.

                  1.52 "Year of Service" means a Plan Year during which an Employee is credited with at least 1,000 Hours of Service; provided, however, the 1,000 hour requirement set forth above shall be disregarded for the Employee's eligibility computation period. Years of Service with the Employer or an Affiliate shall be recognized as Years of Service with the Employer.

                                   Article II

                          ELIGIBILITY AND PARTICIPATION

                  2.1 General Rules.

                           (a) Any Covered Employee who was a Participant in the
Plan prior to the Effective Date and who remains a Covered Employee as of the Effective Date shall continue to participate in the Plan.

                           (b) Each Covered Employee shall become a Participant
effective as of the first day of the Plan Year following the date on which such Covered Employee attains age twenty and one-half (20 1/2).

                           (c) Each Participant shall be eligible to make a
salary reduction election (as described in Section 3.2) as of the January 1 or July 1 following such Participant's completion of six (6) months of service

                           (d) Notwithstanding the foregoing subsection 2.1(c),
effective as of January 1, 1995, each Covered Employee shall be eligible to make a salary reduction election (as described in Section 3.2) as of the first day of the calendar quarter (January 1, April 1, July 1 or October 1) following such Covered Employee's completion of three (3) months of service. A Covered Employee who satisfies the eligibility criteria of this Section 2.1(d) shall be considered a Participant for all purposes under the Plan; provided, however, such a Covered Employee shall not be eligible to receive an allocation of any Profit Sharing Contribution, Matching Contribution or Forfeiture as otherwise provided in accordance with Article III and V until such time as the Covered Employee satisfies the eligibility requirements of Section 2.1(b).

                  2.2 Determination and Notice of Eligibility.

                           (a) The Administrator shall determine the eligibility
of each Employee for participation in the Plan based upon information furnished by the Participating Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made in accordance with this Plan and ERISA.

                           (b) The Administrator shall notify each Covered
Employee of his eligibility to participate in the Plan prior to the date such Covered Employee first satisfies the eligibility requirements of Section 2.1(b). The Administrator shall notify each Participant of his eligibility to make a salary reduction election prior to the date such Participant first satisfies the eligibility requirements of Section 2.1(c) or 2.1(d).

                  2.3 Termination and Reemployment.

                           (a) A Participant who ceases to be a Covered Employee
by reason of termination of employment or otherwise shall immediately cease participation in the Plan and shall be a Former Participant. A Former Participant who again becomes an Employee shall commence participation in accordance with the following rules:

                                    (i) Except as otherwise provided in this
Section, any Former Participant who again becomes a Covered Employee shall commence participation as of the date such Former Participant again becomes a Covered Employee;

                                    (ii) Any nonvested Former Participant or any
Former Participant who receives a distribution of the vested balance of his Account who again becomes a Covered Employee after incurring five consecutive 1-Year Breaks in Service shall commence participation in the Plan as a newly hired employee in accordance with Section 2.1.

                           (b) Any Covered Employee who has satisfied the
eligibility requirements of Section 2.1 but who terminates employment before becoming a Participant in the Plan and who again becomes a Covered Employee prior to incurring a 1-Year Break in Service shall become a Participant as of the date such Employee again becomes a Covered Employee. If such Employee again becomes a Covered Employee after incurring a 1-Year Break in Service, such Employee shall commence participation in the Plan in accordance with Section 2.1.

                                   Article III

                          CONTRIBUTIONS AND INVESTMENTS

                  3.1 Employer Contributions.

                           For each Plan Year commencing on or after the
Effective Date, the Employer shall contribute to the Plan the aggregate of the following amounts:

                           (a) An amount equal to the total salary reduction
elections of all Participants made pursuant to Section 3.2, which amount shall be deemed the Employer's 401(k) Contribution;

                           (b) An Employer Matching Contribution determined as
follows:

                                    (i) For Plan Years beginning on or after the
Effective Date but before January 1, 1993, an amount equal to 25% of the 401(k) Contribution, which amount shall be deemed the Employer's Matching Contribution; provided, however, in calculating the Matching Contribution, only the portion of the salary reduction election of each Participant not in excess of $400 of such Participant's Compensation shall be considered;

                                    (ii) For Plan Years beginning on or after
January 1, 1993 but before January 1, 1995, an amount equal to 25% of the 401(k) Contribution, which amount shall be deemed the Employer's Matching Contribution; provided, however, in calculating the Matching

Contribution, only the portion of the salary reduction election of each Participant not in excess of 6% of such Participant's Compensation shall be considered;

                                    (iii) For Plan Years beginning on or after
January 1, 1995, an amount equal to 25% of the 401(k) Contribution attributable to the salary reduction elections of those Participants who have satisfied the eligibility requirements of Section 2.1(a) or (b), which amount shall be deemed the Employer's Matching Contribution; provided, however, in calculating the Matching Contribution, only the portion of the salary reduction election of each such Participant not in excess of 6% of such Participant's Compensation shall be considered; and

                           (c) An amount determined each year by the Employer in
its sole discretion, subject to the provisions of Section 3.3, which amount shall be deemed the Employer's Profit-Sharing Contribution.

                           (d) Notwithstanding the above, however, the
Employer's Contributions under this Section 3.1 for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All Contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

                  3.2 401(k) Contributions.

                           Each Participant may elect to reduce his Compensation
by making a salary reduction election and filing such election with the Administrator. In no event shall the amount of such Participant's reduction exceed the lesser of fifteen percent (15%) of such Participant's Compensation or the limit provided in Section 402(g) of the Code, as adjusted for increases in the cost of living. The Administrator may establish any additional limitation on the amount of any Highly Compensated Employee's salary reduction as deemed necessary in its sole discretion and shall communicate such limitation to such Highly Compensated Employee(s). The amount by which the Participant's Compensation is reduced shall be allocated to that Participant's 401(k) Account from the Employer's 401(k) Contribution. The Employer and the Administrator shall adopt a procedure necessary to implement the salary reduction elections provided for herein.

                  3.3 Profit Sharing and Matching Contributions.

                           (a) Profit Sharing Contribution - The Employer, in
its sole discretion, shall determine the amount of any Profit Sharing Contribution to be made to the Plan. Effective for Plan Years beginning on an after January 1, 1993, the Employer's Profit Sharing Contribution shall be at least equal to an amount sufficient to provide each Participant who has satisfied the eligibility requirements of Section 2.1(a) or (b) with an allocation of at least $600 as described in Section 3.4. The Employer's determination of such Profit Sharing Contribution shall be binding on all Participants, the Employer, and the Trustee. The Trustee shall have no right or duty to inquire into the amount of the Employer's Profit Sharing Contribution or the method used in determining the amount of the Employer's Profit Sharing Contribution, but shall be accountable only for funds actually received by the Trustee.

                           (b) Matching Contribution - The Employer shall make
Matching Contributions as determined in accordance with Section 3.1(b).

                           (c) Active Employment Requirement:

                                    (i) Except as provided in this Section, any
Participant who is not actively employed on the last business day of the Plan Year for any reason (including by reason of death, disability or retirement) shall not share in the allocations of the Employer's Profit Sharing Contributions, Matching Contributions or Forfeitures.

                                    (ii) Notwithstanding the foregoing, for
purposes of this Section 3.3(c), Participants on short-term disability leave on December 31st of any Plan Year shall be treated as actively employed on the last business day of that Plan Year and shall be entitled to such Employer Contributions as otherwise provided under the Plan.

                                    (iii) Effective for leave commencing on or
after August 5, 1993, for purposes of this Section 3.3(c), a Participant on leave which would qualify under the Family and Medical Leave Act shall be treated as actively employed on the last business day of the Plan Year and shall be entitled to such Employer Contributions as otherwise provided under the Plan; provided that the Participant returns to active employment for 30 days following such leave; and provided further, that the Participant is a Covered Employee on the last day of such 30-day period.

                  3.4 Allocation of Contributions.

                           (a) The Administrator shall allocate the Employer's
Profit Sharing Contribution as follows:

                                    (i) Effective for Plan Years beginning on
and after the Effective Date, with respect to the Employer's Profit Sharing Contribution made pursuant to Section 3.3, to each Participant's Profit Sharing Account in the same proportion that each such Participant's

Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

                                    (ii) Effective for Plan Years beginning on
and after January 1, 1993, with respect to the Employer's Profit Sharing Contribution made pursuant to Section 3.3, to each Participant's Profit Sharing
Account: (1) an amount equal to $600; and (2) a proportionate share of the remaining Employer Profit Sharing Contribution determined as the same proportion that each such Participant's allocation points for the Plan Year bears to the total allocation points of all Participants for such Plan Year. Each Participant entitled to an allocation for a Plan Year shall be credited with one allocation point for each dollar of Compensation for that Plan Year plus an additional 25% of such Participant's allocation points for each Plan Year in which the Participant is or has been credited with an allocation of a portion of the Employer's Profit Sharing Contribution.

                           (b) Notwithstanding anything in this Plan to the
contrary, the Employer's Profit Sharing Contribution shall be allocated only to those Participants who (i) have satisfied the eligibility criteria of Section 2.1(a) or (b); and (ii) have completed a Year of Service during the Plan Year for which the Employer's Profit Sharing Contribution is made.

                           (c) Each Participant's 401(k) Account and Matching
Account shall be allocated 401(k) Contributions and Matching Contributions determined in accordance with Section 3.1 based on the salary reduction election of the Participant in effect for such Plan Year and subject to the limitations described in Article IV to meet the requirements of the Internal Revenue Code.

                  3.5 Rollover Contributions.

                           (a) With the consent of the Administrator, a Covered
Employee may make a Rollover Contribution to the Plan provided that such Rollover Contribution will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer or Participants. The amounts transferred shall be credited to the Covered Employee's Rollover Account. Notwithstanding anything in this Plan to the contrary, a Covered Employee who makes a Rollover Contribution shall be treated as a Participant with respect to all amounts credited to the Covered Employee's Rollover Account; provided, however, that such a Covered Employee shall not be eligible to make any salary reduction contribution or to receive an allocation of any Profit Sharing Contribution or Matching Contribution until such time as the Covered Employee satisfies the applicable eligibility requirements of Section 2.1.

                           (b) For purposes of this Section, except as otherwise
provided herein, a Rollover Contribution may be made from any tax-qualified plan or conduit individual retirement account provided that such Rollover Contribution is eligible for tax-free rollover to the Plan in accordance with Code Section 402. Prior to accepting any Rollover Contributions to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

                           (c) Notwithstanding anything herein to the contrary,
after January 1, 1985, this Plan shall not accept any direct or indirect transfers, other than Rollover Contributions, from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.

                  3.6 Plan Investments.

                           (a) Each Participant or Former Participant may elect
to have his Account invested by the Trustee in investments authorized under the Trust Agreement, as directed by the Participant pursuant to procedures established by the Administrator, which investments shall be credited to the Participant's Account.

                           (b) All dividends, capital gains distributions, and
other earnings received on any investment credited to a Participant's or Former Participant's Account under the Plan shall be reinvested in such investment and credited to the Participant's or Former Participant's Account. Any losses attributable to any investment credited to a Participant's or Former Participant's Account under the Plan shall be allocated to such Participant's or Former Participant's Account.

                           (c) The Trustee shall invest all Accounts that are
allocated to a Participant or Former Participant under the Plan in one or more investments authorized under the Trust as directed by the Participant or Former Participant. Any such investment directions by a Participant or Former Participant shall be made in accordance with rules and procedures prescribed by the Administrator. To the extent any Participant or Former Participant fails to provide the Administrator with directions in accordance with such rules and procedures, the Administrator shall be responsible for directing the investment of such Account. If the Trustee receives any Contribution to the Trust that is not subject to instructions directing its investment, the Trustee under the Trust Agreement may hold or return all or a portion of the Contribution pending receipt of proper investment directions from the Administrator.

                           (d) Amounts credited to the Suspense Account in
accordance with Section 5.3 shall be invested by the Trustee as directed by the Administrator in its sole discretion.

                                   Article IV

                          LIMITATIONS ON CONTRIBUTIONS

                  4.1 Reduction of 401(k) Contributions.

                           (a) If at any time the Administrator determines that
the Plan may not satisfy the actual deferral percentage tests of Section 401(k)(3) of the Code, as defined in Section 4.2 hereafter, the Administrator may, in its discretion, reduce the 401(k) Contribution of any Highly Compensated Employee to the extent necessary to ensure, within a reasonable margin of safety, that the above test will be satisfied. The Administrator may accomplish this reduction by any method or combination of methods including, without limitation, the reduction of the otherwise applicable Compensation against which the Participant's salary reduction election is applied, the reduction of the rate of 401(k) Contributions for any Highly Compensated Employee, or the setting of a maximum amount of 401(k) Contributions for any Highly Compensated Employee.

                  (b) Notwithstanding any provisions of this Section to the contrary, if after the close of the Plan Year the Administrator determines that the Plan does not satisfy the actual deferral percentage test, the Administrator shall reduce the 401(k) Contribution of Highly Compensated Employees to the extent necessary to satisfy the actual deferral percentage test, in accordance with the terms of this paragraph. First, the Highly Compensated Employee (or Highly Compensated Employees if more than one has the same actual deferral percentage) with the highest actual deferral percentage shall have his 401(k) Contribution reduced until his actual deferral percentage equals the actual deferral percentage of Highly Compensated Employee(s) with the next highest actual deferral percentage. If the actual deferral percentage test is not satisfied by this initial reduction, then the Highly Compensated Employees with the highest actual deferral percentage (including the Highly Compensated Employee(s) who already had a reduction in his 401(k) Contribution) shall have their 401(k) Contributions reduced until their actual deferral percentages equal the actual deferral percentage of the Highly Compensated Employee(s) with the next highest actual deferral percentage. Such reductions shall continue in the same manner until the actual deferral percentage test is satisfied. The amount of 401(k) Contributions reduced in accordance with this Section and any income allocable thereto for such Plan Year shall be returned to the appropriate Highly Compensated Employees.

                  (c) The amount of excess 401(k) Contributions, if any, to be distributed pursuant to this Section shall be reduced by the amount of 401(k) Contributions in excess of the limitations prescribed by Section 402(g) of the Code ("Excess Deferrals") which were returned prior to the reductions required in this Section; provided, that in the event 401(k) Contributions are distributed to a Participant pursuant to this Section prior to the time Excess Deferrals with respect to a Plan Year are returned to the Participant, then the amount of such Excess Deferrals, if any, shall be reduced by the amount of 401(k) Contributions previously returned in accordance with the provisions of this Section.

                  4.2 Actual Deferral Percentage Test.

                           (a) For purposes of Section 4.1, the "actual deferral
percentage test" shall mean a test which is satisfied if either one of the following two tests are satisfied: (a) the actual deferral percentage for the Highly Compensated Employees is not more than the actual deferral percentage for all other Eligible Employees multiplied by 1.25; or (b) the excess of the actual deferral percentage for the Highly Compensated Employees over the actual deferral percentage for all other Eligible Employees is not more than two percent (2%), and the actual deferral percentage for the Highly Compensated Employees is not more than the actual deferral percentage for all other Eligible Employees multiplied by 2. For purposes of this Section, the "actual deferral percentage" for Highly Compensated Employees or for all other Eligible Employees for a Plan Year shall mean the average of the ratios, calculated separately for each Employee in such group, of the amount of the Elective Contributions, if any, under the Plan paid on behalf of such Employee for such Plan Year to the Employee's Compensation for such Plan Year.

                           (b) In determining the actual deferral percentage of
any Eligible Employee who is a Highly Compensated Employee and who is either a five percent owner or one of the top-ten most Highly Compensated Employees, the family aggregation rules of Section 414(q)(6) of the Code shall apply. The actual deferral percentage of the family group shall be treated as the actual deferral percentage of one Highly Compensated Employee and shall be equal to the actual deferral percentage determined by combining the 401(k) Contributions and Compensation of all eligible Family Members.

                  4.3 Reduction of Matching Contributions.

                           If after the close of the Plan Year the Administrator
determines that the Plan does not satisfy the actual contribution percentage test of Section 401(m)(2) of the Code, as defined in Section 4.4 hereafter, the Administrator shall reduce the Matching Contribution of any Highly Compensated Employees to the extent necessary to satisfy the actual contribution percentage test, in accordance with the terms of this paragraph. First, the Highly Compensated Employee (or Highly Compensated Employees if more than one has the same actual contribution percentage) with the highest actual contribution percentage shall have his Matching Contribution reduced until his actual contribution percentage equals the actual contribution percentage of the Highly Compensated Employee(s) with the next highest actual contribution percentage. If the actual contribution percentage test is not satisfied by this initial reduction, then the Highly Compensated Employees with the highest actual contribution percentage (including the Highly Compensated Employee(s) who already had a reduction in his Matching Contribution) shall have their Matching Contributions reduced until their actual contribution percentages equal the actual contribution percentage of the Highly Compensated Employee(s) with the next highest actual contribution percentage. Such reductions shall continue in the same manner until the actual contribution percentage test is satisfied. The amount of Matching Contributions reduced in accordance with this Section and any income allocable thereto for such Plan Year shall be returned to the appropriate Highly Compensated Employees.

                  4.4 Actual Contribution Percentage Test.

                           (a) For purposes of Section 4.3 the "actual
contribution percentage test" shall mean a test which is satisfied if either one of the following two tests are satisfied: (a) the actual contribution percentage for the Highly Compensated Employees is not more than the actual contribution percentage for all other Eligible Employees multiplied by 1.25; or (b) the excess of the actual contribution percentage for the Highly Compensated Employees over the actual contribution percentage for all other Eligible Employees is not more than two percent (2%), and the actual contribution percentage for the Highly Compensated Employees is not more than the actual contribution percentage for all other Eligible Employees multiplied by 2; provided, that the test specified in (b) shall be used only to the extent permitted by the Code if test (b) is used by the Plan under Section 4.2. For purposes of this Section, the "actual contribution percentage" for Highly Compensated Employees or for all other Eligible Employees for a Plan Year shall mean the average of the ratios, calculated separately for each Employee in such group, of the amount of the Matching Contributions under the Plan paid on behalf of such Employee for such Plan Year to the Employee's Compensation for such Plan Year.

                           (b) In determining the actual contribution percentage
of any Eligible Employee who is a Highly Compensated Employee and who is either a five percent owner or one of the top-ten most Highly Compensated Employees, the family aggregation rules of Section 414(q)(6) of the Code shall apply. The actual contribution percentage of the family group shall be treated as the actual contribution percentage of one Highly Compensated Employee and shall be equal to the actual contribution percentage determined by combining the Matching Contributions and Compensation of all eligible Family Members.

                  4.5 Aggregate Limits Test.

                           (a) In the event that both the actual deferral
percentage test and the actual contribution percentage test are satisfied only by using the test whereby the percentage for Highly Compensated Employees over the percentage for all other Eligible Employees is not more than two percent (2%), and the percentage for Highly Compensated Employees is not more than the percentage for all other Eligible Employees multiplied by 2, the Plan may satisfy the applicable nondiscrimination requirements under the Code by satisfying the "aggregate limits test," or any other alternative test permitted by the Internal Revenue Service.

                           (b) The aggregate limits test shall be satisfied if
the sum of the average of actual deferral percentages of all Highly Compensated Employees and the average of actual contribution percentages for all Highly Compensated Employees does not exceed the aggregate limit. For purposes of this Section, the aggregate limit is equal to the greater of:

                                    (i) The sum of:

                                            (A) 125 percent of the greater of
(1) the average actual deferral percentage of all Eligible Employees who are not Highly Compensated Employees or (2) the average actual contribution percentage of all Eligible Employees who are not Highly Compensated Employees; and

                                            (B) Two plus the lesser of (1) or
(2) above; provided, that in no event shall this amount exceed two hundred percent (200%) of the lesser of (1) or (2) above; or

                                    (ii) The sum of:

                                            (A) 125 percent of the lesser of (1)
the average actual deferral percentage of all Eligible Employees who are not Highly Compensated Employees or (2) the average actual contribution percentage of all Eligible Employees who are not Highly Compensated Employees; and

                                            (B) Two plus the greater of (1) or
(2) above; provided, that in no event shall this amount exceed two hundred percent (200%) of the greater of (1) or (2) above.

                           (c) If after the close of the Plan Year the
Administrator determines that the Plan does not satisfy the aggregate limits test, then the Administrator shall first reduce any unmatched 401(k) Contributions of Highly Compensated Employees in accordance with Section 4.2 to the extent necessary to satisfy the aggregate limits test. If, after distribution of all unmatched 401(k) Contributions, the Plan does not satisfy the aggregate limits test, then the Administrator shall reduce the Matching Contributions of Highly Compensated Employees in accordance with Section 4.3. to the extent necessary to satisfy the aggregate limits test.

                  4.6 Maximum Annual Additions.

                           (a) Notwithstanding any other provision of the Plan
to the contrary, the annual additions (as that term is defined in Code Section 415(c)) to a Participant's Account under this Plan and any other defined contribution plans maintained by the Employer or an Affiliate with respect to a Plan Year, which shall be the "limitation year," shall not exceed the lesser of (i) Thirty Thousand Dollars ($30,000), or, if greater, one fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, or (ii) twenty-five percent (25%) of the Participant's Compensation.

                           (b) In the event that it is determined that the
annual additions to a Participant's Account with respect to a Plan Year exceed the limitations contained in Section 4.6(a), such annual additions shall be reduced to the extent necessary to bring them within such limitations by (i) reducing the Profit Sharing Contribution otherwise allocable to the Participant's Account attributable to an allocation of Forfeitures as described in Section 5.3; (ii) if the foregoing reduction is insufficient to satisfy Code
Section 415, reducing the Profit Sharing Contribution otherwise allocable to the Participant's Account to the extent necessary to satisfy such limitations; (iii) if the foregoing reductions are insufficient to satisfy Code Section 415, reducing the Matching Contributions otherwise allocable to the Participant's Account to the extent necessary to satisfy such limitations; and (iv) if the foregoing reductions are insufficient to satisfy Code Section 415, reducing the 401(k) Contributions otherwise allocable to a Participant's Account to the extent necessary to satisfy such limitations.

                           (c) If a Participant participates in a defined
benefit plan(s) maintained by the Employer and, for any Plan Year, the sum of
(i) the Participant's defined contribution plan fraction under the Plan and any other defined contribution plans maintained by the Employer and (ii) the Participant's defined benefit plan fraction under such defined benefit plan(s) is greater than one (1.0), the Contributions for the benefit of such Participant under this Plan shall not be affected, but his benefits under such defined benefit plan(s) shall be reduced by such amount as is necessary to cause such sum not to exceed one (1.0). For purposes of this paragraph, the defined benefit plan fraction for any Plan Year is a fraction, the numerator of which is the projected annual benefit of the Participant under the plan(s) as of the close of the Plan Year and the denominator of which is the lesser of (i) 1.25 times the dollar limitation in effect for that Plan Year under Section 4.6(a), or (ii) 1.4 times the amount which may be taken into account under the compensation limitation for that Plan Year under Section 415(b)(1)(B) of the Code. The defined contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of all of the annual additions to the Participant's accounts under the Plan and any other defined contribution plan(s) maintained by the Employer, or any predecessor defined contribution plan(s), for that Plan Year and all prior Plan Years, and the denominator of which is the lesser of (i) 1.25 times the maximum dollar limitation of Section 3.12(a) or (ii) 1.4 times twenty-five percent (25%) of the Participant's Compensation for such Plan Year and for each prior year of employment with the Employer. The defined benefit plan fraction, annual addition and the defined contribution plan fraction shall in any event have the meanings provided in and be computed and adjusted as may be required by Section 415 of the Code and Treasury regulations issued pursuant to such Section.

                           (d) For purposes of this Section 4.6, Compensation
shall mean Compensation as defined in Section 1.8 reduced by any deferrals under Code Sections 125 or 401(k) or any alternative definition of Compensation permitted under Code Section 415(c)(3) as may be determined by the Administrator in its sole discretion.

                                    Article V

                            VESTING AND FORFEITURES

                  5.1 Vesting.

                           (a) The vested portion of any Participant's Profit
Sharing Account and that portion of his Matching Account attributable to Matching Contributions for Plan Years beginning on and after January 1, 1993 shall be a percentage of the total amount credited to such Accounts determined on the basis of the Participant's number of Years of Service according to the following Schedule:

                                Vesting Schedule

                  Years of Service               Vested Percentage
                  ----------------               -----------------
                  Less than 3                          0
                           3                           20
                           4                           40
                           5                           60
                           6                           80
                           7                           100

                           (b) A Participant shall be 100% vested at all times
in his 401(k) Account, Rollover Account and that portion of his Matching Account attributable to Matching Contributions for Plan Years beginning prior to January 1, 1993.

                           (c) To the extent not fully vested, a Participant
shall become 100% vested in all amounts credited to his Account as of his Normal Retirement Date or the date such Participant dies, or terminates employment by reason of Total and Permanent Disability.

                  5.2 Break In Service Rules.

                           If any Former Participant is reemployed by the
Employer after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

                           (a) If a Former Participant has a 1-Year Break in
Service, both his pre-break and post-break service shall be considered in computing Years of Service for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

                           (b) A non-vested Former Participant's Years of
Service prior to a 1-Year Break in Service shall not be considered for vesting purposes if such Former Participant's consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service;

                           (c) Any Former Participant who receives a
distribution of the vested balance of his Account shall be credited with Years of Service in accordance with the foregoing rules only upon repayment of the distributed amount in accordance with Section 5.3(c).

                  5.3 Forfeitures.

                           (a) If a Participant's employment terminates and he
receives a distribution of the vested balance of his Account, the nonvested portion of such Account shall be forfeited as of the date his employment terminated and allocated in accordance with subsection (b), below. If the Participant does not receive the vested portion of his Account upon termination or if the Participant incurs a 1-Year Break in Service without termination of employment, the nonvested portion of his

Account shall continue to be revalued in accordance with the Participant's investment direction pursuant to Section 3.6, and shall not be forfeited until he incurs five consecutive 1-Year Breaks in Service after the date the Participant terminated employment. After such period, the nonvested portion of his Account shall be forfeited and reallocated in accordance with subsection (b) below. Amounts forfeited in accordance with this Section shall be credited to the Suspense Account pending allocation pursuant to subsection (b) below.

                           (b) The total amount of Forfeitures attributable to
all Participants' nonvested Profit Sharing Accounts determined as of the last day of each Plan Year in accordance with (a) above shall be allocated as an additional Profit Sharing Contribution in accordance with Section 3.4(a) to each Participant entitled to a Profit Sharing Contribution in the same proportion that the Participant's allocation points (as defined in Section 3.4(a)) bears to the total allocation points for all Participants for the Plan Year for which the Forfeitures are allocated. Forfeitures attributable to Participants' nonvested Matching Accounts shall be used to reduce the Matching Contribution the Employer would otherwise contribute pursuant to Section 3.1, and the amount of such Forfeitures shall be added to and allocated together with such reduced Matching Contribution among Matching Contribution Accounts as provided in Section 3.4(c).

                           (c) If a Former Participant is reemployed by the
Employer before he incurs five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of the vested balance of his Account, the amount forfeited in accordance with this Section shall be reinstated if he repays the full amount distributed to him within 5 years from the date of his reemployment. The reinstated amount shall be credited to the Participant's Account first, by allocation from Forfeitures occurring in the Plan Year in which the repayment is made and second, from the Profit Sharing Contribution for such Plan Year or any special contribution made by the Employer as determined by the Employer in its sole discretion.

                                   Article VI

                                    BENEFITS

                  6.1 Distribution of Benefits.

                           A Participant who terminates employment for any
reason other than death shall be entitled to a distribution of the vested balance of his Account determined as of his termination of employment. The vested balance of a Participant's Account shall be distributed in a form provided under Section 6.2.

                  6.2 Form of Distribution.

                           (a) A Participant's benefit will be paid in a single
lump-sum payment in cash.

                           (b) Accrued Benefit as of December 31, 1994.

                                    (i) Unless otherwise elected as provided
below, a Participant who is married on the Annuity Starting Date shall receive the value of his Account determined as of December 31, 1994, in the form of a joint and survivor annuity. The joint and survivor annuity shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to 50% of the benefits which were payable to the Participant. The Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the benefit payable to the Participant during his lifetime.

                                    (ii) A Participant may elect to waive the
joint and survivor annuity provided that an election to waive the joint and survivor annuity must be made by the Participant in writing during the election period set forth below and be consented to by the Participant's spouse. Such spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse. The election period to waive the joint and survivor annuity shall be the period beginning not more than 90 days prior to the Annuity Starting Date.

                                    (iii) A Participant who is not married or
who has waived the joint and survivor annuity distribution as provided above may elect to receive the value of his Account determined as of December 31, 1994 in the form of one of the following options:

                                            (A) One lump-sum payment in cash; or

                                            (B) Payments over a period certain
in monthly, quarterly, semiannual, or annual cash installments. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary). The duration and number of installment payments shall be elected by the Participant.

                                            (C) Purchase of an annuity; provided
that such annuity may not provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his Beneficiary).

                                    (iv) If the Participant's entire interest is
to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or the joint and life survivor expectancy of the Participant and his designated Beneficiary. For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) may be redetermined from time to time, but not more frequently than annually, and in accordance with such rules as may be prescribed by Treasury regulations.

                  6.3 Time of Distributions.

                           (a) Unless otherwise elected in writing by a Former
Participant, (such election may not result in a death benefit that is more than incidental), distribution of benefits under this Plan shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occur:

                                    (i)  the date on which the Participant
attains age 65,

                                    (ii) the 10th anniversary of the year in
which the Participant commenced participation in the Plan, or

                                    (iii) the date the Participant terminates
his service with the Employer.

                           (b) Notwithstanding the foregoing or any provision of
this Plan to the contrary, a Participant's or Former Participant's Account shall be distributed to him in accordance with the minimum distribution requirements of Code Section 401(a)(9) beginning no later than April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (70 1/2) but only with respect to a Participant who attains age 70 1/2 on or after January 1, 1988 or is a "five percent owner" (as defined in Section 1.28).

                  6.4 Mandatory Cash Out Payment.

                           Notwithstanding anything to the contrary contained
herein, if the value of the vested balance of a Participant's Account is $3,500 or less as of the date such Participant terminates employment, the Administrator shall direct the Trustee to distribute the vested balance of the Participant's Account in a single-lump sum payment.

                  6.5 In-Service Distributions.

                           (a) Age 59 1/2.

                                    Effective for Plan Years beginning on and
after January 1, 1993, upon attainment of age 59 1/2 a Participant may elect to receive a distribution of all or any portion of the vested balance of his Account. Such election must be made on forms prescribed by the Administrator. Such distribution shall be made in accordance with Section 6.2.

                           (b) Hardship Distributions.

                                    At the discretion of the Administrator in
accordance with uniform principles consistently applied, the Administrator may direct the Trustee to distribute to any Participant or his Beneficiary up to 100% of the aggregate of the Participant's 401(k) Account and Rollover Account, in the case of financial hardship. A Participant may request the distribution of some or all of the Participant's 401(k) Account (including the income attributable to 401(k) Contributions as of December 31, 1988) and/or the Participant's Rollover Account, if such a distribution is necessary due to the immediate and heavy financial need of the Participant. Application to receive a hardship distribution shall be made on a form provided by the Employer and must specify the reasons for the distribution request. As a condition precedent to the approval of a hardship distribution request, the Participant must take a loan from the Plan, if available, unless the Participant demonstrates to the satisfaction of the Administrator, that such a loan would not relieve or would increase the Participant's financial hardship.

                                    (i) The Participant may receive a hardship
distribution upon demonstrating to the Administrator that such distribution is necessary to relieve a financial hardship arising due to:

                                            (A) medical expenses incurred by the
Participant or the Participant's spouse or dependents;

                                            (B) the purchase of Participant's
principal residence (but not including mortgage payments),

                                            (C) the payments of tuition and
related educational expenses for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents; or

                                            (D) As necessary to prevent the
eviction from the Participant's principal residence or the foreclosure on the mortgage on the Participant's principal residence.

                                    (ii)  The Participant must demonstrate to
the Administrator that the financial hardship cannot be relieved by:

                                            (A) reimbursement or compensation by
insurance or otherwise;

                                            (B) reasonable liquidation of the
Participant's assets, to the extent that the liquidation itself would not cause a financial hardship;

                                            (C) cessation of 401(k)
Contributions under the Plan; or

                                            (D) other distributions or
nontaxable loans (determined at the time of the loan) from any other tax-qualified plans in which the Participant participates, or by borrowing from commercial sources at reasonable commercial terms.

                                    (iii) For purposes of this Section 6.5(b),
the Participant's resources shall include the resources of his spouse and minor children that are reasonably available to the Participant.

                                    (iv)  A hardship distribution cannot be made
within twelve (12) months after the last hardship distribution. A Participant's hardship distribution must not exceed the amount necessary to relieve the hardship (including amounts necessary to pay any income taxes or penalties reasonably anticipated to result from the distribution). No distribution may be made of an amount which has been loaned to a Participant and not repaid as of the date of the hardship distribution.

                  6.6 Location of Participant Unknown.

                           In the event that all, or any portion, of the benefit
payable to a Participant under this Article VI shall, at the expiration of five
(5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator to locate or ascertain the whereabouts of such Participant, the amount so payable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Participant is located subsequent to his benefit being forfeited, such benefit shall be restored.

                  6.7 Limitations on Benefits and Distributions.

                           All rights and benefits, including elections,
provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code Section 414(p).

                                   Article VII

                                 DEATH BENEFITS

                  7.1 Death Before Payment of Benefits.

                           If a Participant or Former Participant dies before he
begins to receive benefits under the Plan, the vested balance of such Participant's or Former Participant's Account shall be distributed to the Participant's or Former Participant's Beneficiary in a single lump sum within a reasonable period of time following the date of death but no later than December 31st of the calendar year following the calendar year of such Participant's or Former Participant's death. In the event no valid designation of Beneficiary exists at the time of the Participant's or Former Participant's death, and the spouse's benefit provisions of Section 7.2 do not apply, the death benefit shall be payable to his estate.

                  7.2 Spouse's Death Benefit.

                           (a) If a Participant or Former Participant is married
on the date of his death, such Participant's or Former Participant's spouse shall be his Beneficiary unless the Participant or Former Participant waives his spouse's death benefit and his spouse consents to such waiver in accordance with
Section 7.2(b).

                           (b) A Participant or Former Participant who is
married may designate a Beneficiary other than his spouse on a form prescribed by the Administrator. Such designation shall be effective only if the Participant's or Former Participant's spouse at the date of death has consented in writing to the election, such consent is witnessed by a notary public or a plan representative and acknowledges the effect of the election. Such spousal consent is not required, however, if the Administrator is satisfied that the spouse cannot be located.

                  7.3 Change in Beneficiary.

                           A Participant or Former Participant may at any time
change or revoke his designation of a Beneficiary by filing a written notice of such change or revocation with the Administrator. Notwithstanding the foregoing, a Participant or Former Participant who is married may change or revoke his Beneficiary designation only in accordance with Section 7.2 unless the effect of such change or revocation is to designate the Participant's or Former Participant's spouse as the Beneficiary.

                  7.4 Proof of Death.

                  The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the vested balance of the Account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive and binding.

                  7.5 Accrued Benefit as of December 31, 1994.

                           (a) Following the death of a Participant or Former
Participant, the distribution of the value of a Participant's or Former Participant's Account determined as of December 31, 1994 shall be made in accordance with this Section 7.5.

                           (b) A Participant or Former Participant who dies
before the Annuity Starting Date and who has a surviving spouse shall have the value of his Account determined as of December 31, 1994 paid to his surviving spouse in the form of a Qualified Pre-Retirement Survivor Annuity. Payment of such benefits must commence by the date the Participant or Former Participant would have attained the Normal Retirement Age under the Plan, unless the surviving spouse elects a later date. In no event, shall such distribution commence later than the date on which the deceased Participant or Former Participant would have attained age seventy and one-half (70 1/2). Any election to waive the Qualified Pre-Retirement Survivor Annuity must be made by the Participant or Former Participant in writing and shall require the spouse's consent in the same manner provided for in Section 7.2.

                           (c) If the Qualified Pre-Retirement Survivor Annuity
does not apply, the vested balance of the Participant or Former Participant's Account as of December 31, 1994 may be paid to the Participant's or Former Participant's Beneficiary by either of the following methods, at the election of the Beneficiary:

                                    (i) One lump-sum payment in cash;

                                    (ii) Payments over a period certain in
monthly, quarterly, semi-annual or annual cash installments. The period over which such payment is to be made shall not extend beyond the Beneficiary's life expectancy. The duration and number of installment payments shall be elected by the Participant.

                                    (iii) Purchase of an annuity; provided that
such annuity may not provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his Beneficiary).

                           (d) If the distribution of a Participant's or Former
Participant's interest has begun and the Participant or Former Participant dies before his entire interest has been distributed to him under Section 7.5, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Participant or Former Participant as of his date of death.

                           (e) If a Participant or Former Participant dies
before he has begun to receive any distributions of his entire interest under the Plan, his death benefit shall be distributed to his Beneficiary within 5 years after his death. Such 5-year distribution requirement shall not apply to any portion of the deceased Participant's or Former Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than one (1) year after the date of the Participant's or Former Participant's death (or such later date as may be prescribed by Treasury regulations). Notwithstanding the foregoing, in the event the Participant's or Former Participant's spouse is his Beneficiary, distributions shall be made in accordance with Section 7.2(b).

                  7.6 Mandatory Cash-Out Payment. Notwithstanding anything in this Article VII to the contrary, if the value of the vested balance of a Participant's or Former Participant's Account is $3,500 or less as of the date of such Participant's or Former Participant's death, the Administrator shall direct the Trustee to distribute the vested balance of the Participant's or Former Participant's Account in a single lump-sum payment.

                  7.7 Distribution for Minor Beneficiary.

                           In the event a distribution is to be made to a minor,
the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian or, if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, parent, responsible adult or custodian of a minor Beneficiary shall fully discharge the Trustee, Employer, Administrator and Plan from further liability on account thereof.

                  7.8 Location of Beneficiary Unknown.

                           In the event that all, or any portion of the benefit
payable to a Beneficiary under this Article VII shall, at the expiration of five
(5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator to locate or ascertain the whereabouts of such Beneficiary, the amount so payable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.

                                  Article VIII

                           DIRECT ROLLOVER OF BENEFITS

                  8.1 Right to Direct Rollover. With respect to any distributions from the Plan on or after January 1, 1993, except as otherwise provided, any Distributee may elect, in accordance with the provisions of this Section, to have all or a designated portion of an Eligible Rollover Distribution paid directly to a specified Eligible Retirement Plan in a Direct Rollover.

                  8.2 Limitations on Direct Rollover. A Distributee may elect to have a portion of an Eligible Rollover Distribution transferred directly to an Eligible Retirement Plan in a Direct Rollover and the remaining portion paid directly to him or her. A Distributee may elect only one Direct Rollover for each Eligible Rollover Distribution.

                  8.3 Election of Direct Rollover. A Distributee may elect a Direct Rollover of an Eligible Rollover Distribution by filing with the Administrator such forms as the Administrator may prescribe. The Administrator is entitled to reasonably rely on the information provided on such forms by a Distributee in making a Direct Rollover. In the event that a Distributee does not provide all of the information requested on the forms, or fails to submit the forms to the Administrator in a timely manner, the Administrator may directly pay the amount of the Eligible Rollover Distribution to the Distributee.

                  8.4 Payment of Direct Rollover. If a Distributee elects a Direct Rollover of his Eligible Rollover Distribution in a manner which complies with Section 8.3 hereof, such Eligible Rollover Distribution may be accomplished by any reasonable means of direct payment to the designated Eligible Retirement Plan selected by the Administrator. Reasonable means of direct payment shall include:

                           (a) mailing a check, negotiable only by the trustee
or custodian of the designated Eligible Retirement Plan, to the trustee or custodian of such plan;

                           (b) wire transfer directed exclusively to the trustee
or custodian of the designated Eligible Retirement Plan;

                           (c) providing the Distributee with a check for
delivery to the designated Eligible Retirement Plan so long as:

                                    (i)     the check is endorsed "[name of
                                            trustee or custodian] as trustee of
                                            [name of Eligible Retirement Plan],"
                                            and

                                    (ii)    the check explicitly states that it
                                            is for the benefit of the
                                            Distributee whose Eligible Rollover
                                            Distribution is to be transferred in
                                            a Direct Rollover.

                                   Article IX

                                 ADMINISTRATION

                  9.1 Powers and Responsibilities of the Plan Sponsor.

                           (a) The Plan Sponsor shall be empowered, under the
direction of its board of directors, to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of this Plan, the Code, and ERISA.

                           (b) The Plan Sponsor, in its discretion, may appoint
an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

                           (c) The Plan Sponsor shall periodically review the
performance of any person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder.

                  9.2 Assignment and Designation of Administrative Authority.

                           (a) The Plan Sponsor shall appoint the members of the
Plan Administrative Committee (the "Administrative Committee") which shall be the Administrator under the Plan. The Administrative Committee shall consist of three or more members appointed by the Plan Sponsor. Any person, including but not limited to Employees of an Employer shall be eligible to serve on the Administrative Committee. Members of the Administrative Committee shall serve at the pleasure of the Plan Sponsor and may be removed at any time by the Plan Sponsor. Any member may resign at any time by delivering his written resignation to the Plan Sponsor, and any member shall be deemed to have resigned on the date on which his employment with the Employer terminates. Members shall serve without compensation, but shall be reimbursed for all necessary and proper expenses incurred in carrying out their duties and responsibilities.

                           (b) The Administrative Committee shall conduct its
business with a quorum of a majority of its members, and that actions taken by the Administrative Committee may be taken upon the affirmative vote of a majority of its members. The Administrative Committee may act by meeting (and may meet by telephone) or by unanimous written consent without a meeting. No member of an Administrative Committee shall participate in any decision respecting his interest as a Participant in the Plan (other than a decision respecting the interest of a group of similarly situated Plan Participants which includes the Administrative Committee member).

                           (c) In addition to the rights and obligations of the
Administrator set forth in the Plan, but except as specifically provided in subsection (d), the Administrative Committee is hereby granted the full authority and power to, and the responsibility to, act as settlor of the Trust and oversee the operation of and provide the policy for the Trust and the Plan. Without limitation of the foregoing, that the Plan Sponsor delegates all of its duties and responsibilities with respect to the Plan to the Administrative Committee including, but not limited to:

                                    (i)    selection and removal of Trustees;

                                    (ii)   selection and removal of Investment
Managers;

                                    (iii)  setting policy for the administration
of the Plan and for the investment of the Plan's assets;

                                    (iv)   adopting amendments to the Plan;

                                    (v)    periodically evaluating and reviewing
the performance of service providers and fiduciaries;

                                    (vi)   reporting annually to the Plan
Sponsor on the operation and status of the Profit Sharing Plan;

                                    (vii)  setting general investment objectives
and funding guidelines for the Plan;

                                    (viii) securing auditing, legal and other
advice as appropriate; and

                                    (ix)   determining all matters of policy
necessary for the proper administration of the Plan.

                           (d) In no event shall the Administrative Committee
have the authority to adopt any amendment to the Plan which will have a material affect on the Employer's cost of participating in the Plan, will terminate the Plan, will merge the Plan with another tax-qualified plan, or will fundamentally change the nature of the Plan (e.g., to an employee stock ownership plan).

                           (e) The Administrative Committee shall have the
authority to delegate its duties and responsibilities to any subcommittee made up of one or more of its members or to such other individuals or entities as the Administrative Committee may, in its sole discretion, deem appropriate.

                           (f) Any employee or director of the Employer who is a
member of an Administrative Committee, shall be indemnified and held harmless, to the maximum extent permitted by law, for any actions taken in good faith on behalf of the Employer with respect to his duties and responsibilities to the Plans.

                  9.3 Powers, Duties and Responsibilities of the Administrator.

                           The primary responsibility of the Administrator is to
administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power to interpret and construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; provided, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of ERISA and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

                           The Administrator shall be charged with the duties of
the general administration of the Plan, including, but not limited to, the following:

                           (a) to determine all questions relating to the
eligibility of an Employee to participate or remain a Participant hereunder;

                           (b) to compute, certify, and direct the Trustee with
respect to the amount and the kind of benefits to which a Participant shall be entitled hereunder;

                           (c) to authorize and direct the Trustee with respect
to all nondiscretionary or otherwise directed disbursements from the Trust;

                           (d) to maintain all necessary records for the
administration of the Plan;

                           (e) to interpret the provisions of the Plan and to
make and publish such rules or regulations of the Plan as are consistent with the terms hereof;

                           (f) to compute and certify to the Employer and to the
Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

                           (g) to consult with the Employer and the Trustee
regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                           (h) to assist any Participant regarding his rights,
benefits, or elections available under the Plan;

                           (i) to prepare and distribute to Employees a
procedure for notifying Participants and Beneficiaries of their rights to elect joint and survivor annuities and Qualified Pre-Retirement Survivor Annuities as required by ERISA and regulations thereunder.

                           (j) to prepare and implement a procedure to notify
Eligible Employees that they may elect to have a portion of their Compensation reduced or paid to them in cash.

                  9.4 Records and Reports.

                           The Administrator shall keep a record of all actions
taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, the Department of Labor, Participants, Beneficiaries and others as required by law.

                  9.5 Appointment of Advisors.

                           The Administrator, or the Trustee with the consent of
the Administrator, may appoint counsel, specialists, advisors, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

                  9.6 Information from Employer.

                           To enable the Administrator to perform its functions,
the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the

Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

                  9.7 Payment of Expenses.

                           All expenses of administration shall be paid out of
the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incidental to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.

                  9.8 Claims Procedure.

                           Claims for benefits under the Plan may be filed with
the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

                  9.9 Claims Review Procedure.

                           Any Employee, former Employee, or Beneficiary of
either, who has been denied a benefit by a decision of the Administrator pursuant to Section 9.8 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 9.8. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expenses of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                    Article X

                              TOP-HEAVY PROVISIONS

                  10.1 In General.

                           If the Plan should for any Plan Year become top-heavy
as defined in Section 10.2, then, notwithstanding any other provisions of the Plan, the rules in Section 10.3 shall apply to the Plan.

                  10.2 Top-Heavy Determination.

                           (a) Top-Heavy Defined.

                                    The Plan is top-heavy for a Plan Year if, as
of the Determination Date, the aggregate value of the Accounts under the Plan for Key Employees exceeds sixty percent (60%) of the aggregate value of the Accounts for all Employees, as computed under Section 416(g) of the Code. The "Determination Date" for purposes of this Section shall mean the last day of the Plan Year preceding the Plan Year in question. The value of the accumulated benefit for any Employee as of a Plan Year shall include the aggregate distributions, including withdrawals, made with respect to such Employee under the Plan during the five-year period ending on the last day of the preceding Plan Year.

                           (b) Required Aggregation Groups.

                                    If the Plan is required to be aggregated
with other plans under the provisions of this Section 10.2(b) then the aggregated plans taken together shall constitute the Plan for purposes of this Section. Notwithstanding the foregoing, if the Plan is required to be aggregated with a group of plans in a required aggregation group, if the required aggregation group is not top-heavy for a Plan Year, the Plan is not top-heavy for that Plan Year, and if the required aggregation group is top-heavy for a Plan Year, the Plan is top-heavy for that Plan Year. For purposes of the preceding sentence, a required aggregation group means each tax-qualified plan of the Employer or an Affiliate in which a Key Employee participates, and each other such plan which enables any plan in which a Key Employee participates to meet the coverage and anti-discrimination requirements of Sections 401(a)(4) and 410 of the Code.

                           (c) Permissive Aggregation Groups.

                               Notwithstanding the above provisions, the Plan
will not be top-heavy in any Plan Year in which a permissive aggregation group to which the Plan belongs is not top-heavy. A permissive aggregation group consists of plans maintained by the Employer or by an Affiliate that are required to be aggregated plus one or more plans that are not part of a required aggregation group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the required aggregation group.

                           (d) Top-Heavy Determination for a Group.

                               A required aggregation group or a permissive
aggregation group is top-heavy for a Plan Year if, as of the Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the accounts of Key Employees under all defined contribution plans included in such group exceeds sixty percent (60%) of a similar sum determined for all participants in such plans under Section 416(g) of the Code.

                  10.3 Top-Heavy Contingent Provisions.

                           If the Plan is top-heavy for a Plan Year, as defined
in Section 10.2, the following Plan provisions shall apply for that Plan Year:

                           (a) The combined Contributions (excluding 401(k) and
Rollover Contributions) under the Plan and any other defined contribution plan of the Employer for the Plan Year for each Participant who is not a Key Employee, expressed as a percentage of Compensation, shall be not less than the lesser of 3 percent or the largest percentage calculated for any Key Employee. For purposes of the minimum contributions set forth in the preceding sentence, the percentage allocated to the Account of any Key Employee shall be equal to the ratio of the sum of the Contributions (excluding Rollover Contributions) and Forfeitures allocated on behalf of such Key Employee divided by the Compensation for such Key Employee. For any Top Heavy Plan Year, the minimum Contributions as determined above shall be allocated to the Accounts of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have failed to complete a Year of Service. In lieu of the above, if a Non-Key Employee participates in this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, a minimum allocation of five percent (5%) of Compensation shall be provided under this Plan.

                           (b) Section 4.6 shall be applied after substituting
"1.0" for "1.25" in the definitions of defined benefit plan fraction and defined contribution plan fraction.

                           (c) The following schedule shall be substituted for
the vesting schedule in Section 5.1:

                  Years of Service                Vested Percentage
                  ----------------                -----------------
                  less than 2                              0
                            2                             20
                            3                             40
                            4                             60
                            5                             80
                     6 or more                           100

The vested percentage of the Participant's Account for any Plan Year for which the Plan is top-heavy shall never be reduced in any subsequent Plan Year without regard to whether this Article applies to such Plan Year. In any Plan Year in which the Plan's top-heavy status changes, each Participant with three (3) or more years of vesting service may elect to have the provisions of either this Section or Section 5.1 apply to determine the vested percentage of his Account.

                                   Article XI

                                   PLAN LOANS

                  11.1 Loans to Participants.

                       Upon the written application of a Participant, and subject to the terms of this Section, the Plan may lend to such Participant an amount from the Participant's Account, as requested by the Participant. Loans shall be made available to all Participants who are actively employed by the Employer. A Participant may not have more than two (2) loans from the Plan outstanding at any time.

                  11.2 Limitations.

                       (a) Subject to the limitations set forth below, a Participant may borrow up to 50% of the balance of his 401(k) Account. Effective as of August 1, 1994 and subject to the limitations set forth below, a Participant may borrow up to 50% of the combined balance of his 401(k) and Rollover Accounts.

                       (b) The amount of a loan (when added to the outstanding balance of all other loans from the Plan) shall not exceed the lesser of (i) $50,000, reduced by the excess of the Participant's highest outstanding loan balance from the Plan during the one year period immediately preceding the date of a new loan over the Participant's outstanding loan balance on such date or (ii) one-half (1/2) the value of the Participant's vested Account balance.

                  11.3 Approval of Loans.

                       (a) Application by a Participant for a loan shall be in writing on a form prescribed by the Administrator and shall be submitted to the Administrator for review. The application shall set forth facts establishing to the satisfaction of the Administrator that the Participant is credit-worthy and has the means and ability to repay the loan according to its terms. Approval of the application shall be made by the Administrator. A Participant shall be obligated to execute a promissory note and a payroll withholding form before receiving the loan proceeds.

                       (b) If the Administrator approves the loan, it shall direct the Trustee to establish a special loan account by liquidating a portion of the investments in the Participant's Account in the amount of the loan. Each loan shall be secured by an amount in the Participant's

Account equal to the amount of the loan, but not greater than fifty percent (50%) of the borrower's entire right, title and interest in his vested Account balance.

                       (c) The Administrator shall make loans available to all Participants on a reasonably equivalent basis, considering their credit-worthiness, but without regard to the age, sex, race, color, religion or national origin of any Participant.

                  11.4 Interest Rate.

                  Each loan agreement shall provide for the payment of a reasonable rate of interest; such interest to be fixed by the Administrator at an annual percentage rate equal to one percentage point plus the prime rate charged, on the date the loan is made, by large United States money center commercial banks as published in The Wall Street Journal. The Administrator shall not unreasonably discriminate among Participants in the matter of interest rates.

                  11.5 Repayment.

                  The repayment of any loan granted pursuant to this Section shall be in accordance with the terms and conditions determined by the Administrator; provided, every loan shall be repaid in substantially level periodic installments of principal and interest, payable not less frequently than quarterly over the term thereof. The term of a loan shall not exceed five
(5) years, unless such loan is for the purpose of acquiring the Participant's principal residence, in which case the loan may be for any reasonable period of time determined by the Administrator. A Participant may request a suspension of repayment for a period of time not to exceed one year. Any such suspension, however, shall not extend the maximum five (5) year term of the loan, if applicable.

                  11.6 Default.

                  A loan granted under this Plan that is not repaid shall be deemed to be in default upon the earlier of (a) 60 days after the date the Participant retires or terminates employment, (b) the Participant's failure to make payment on the loan as due, to the extent such failure causes the loan to fail to satisfy the requirements of Section 11.5, or (c) in the case of death while employed, within a reasonable time established by the Administrator. At the time of such default, the Administrator shall foreclose on the loan and deduct any outstanding balance plus accrued interest from the Participant's Account balances immediately prior to distribution.

                  11.7 Other Rules.

                  All loans shall be subject to such further rules and regulations as the Administrator shall from time to time prescribe and administer in a non-discriminatory manner.


                                   Article XII

                       AMENDMENT, TERMINATION, AND MERGERS

                  12.1 Amendment.

                       The Plan Sponsor shall have the right at any time to amend the Plan by action of the Administrator as set forth in Section 9.2 or by action of the Board of Directors. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries; and no such amendment shall cause any reduction in the amount credited to the Account of any Participant or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer.

                  12.2 Termination.

                       (a) A Participating Employer may elect to cease its participation in the Plan at any time by providing notice to the Plan Sponsor.

                       (b) The Plan Sponsor shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. A complete discontinuance of the Contributions to the Plan shall be deemed to constitute a termination. Upon any termination (full or partial) or complete discontinuance of contributions, and all unallocated amounts shall be allocated to the Accounts of all Participants in accordance with the provisions hereof and all amounts credited to the affected Participants' Accounts shall become 100% vested. Upon such termination of the Plan, the Plan Sponsor, by written notice to the Trustee and Administrator, may direct either:

                           (i) a complete distribution of the assets in the
Trust Fund to the Participants; or

                           (ii) continuation of the Trust and the distribution
of benefits at such time and in such manner as though the Plan had not been terminated.

                  12.3 Merger or Consolidation.

                       This Plan and/or the Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to, any other tax-qualified plan and its associated trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                  Article XIII

                                  MISCELLANEOUS

                  13.1 Valuation.

                       (a) The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, each such date herein called a "Valuation Date", to determine the net worth of the assets comprising the Trust Fund as it exists on such Valuation Date prior to taking into consideration any Contributions to be allocated for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date and shall deduct all expenses for which the Trustee is entitled to but has not yet obtained reimbursement from the Employer or the Trust Fund.

                       (b) In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they were traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                  13.2 Participant's Rights.

                       This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at will at any time, and for any reason, with or without cause, regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

                  13.3 Alienation.

                       (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

                       (b) This Section 13.3 shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision hereof. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making such a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from his Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his vested Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 9.8 and 9.9.

                       (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

                  13.4 Construction.

                       This Plan shall be construed and enforced according to ERISA and the laws of the State of New York, other than its laws respecting choice or conflicts of law, to the extent not pre-empted by ERISA.

                  13.5 Gender and Number.

                       Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

                  13.6 Legal Action and Indemnification.

                       (a) In the event any claim, suit or proceeding is brought regarding the Trust and/or Plan to which any member of the Employer's Board of Directors, the Administrator or any officer or Employee of the Employer may be a party in connection with such persons' duties and responsibilities under this Plan or the Trust and such claim, suit or proceeding is resolved in favor of such person, he shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which he shall have become liable.

                       (b) The Administrator may from time to time request the advice of counsel, who may be counsel to the Employer, on any legal matter, including the interpretation of this Plan or the Trust, and shall be indemnified and held harmless by the Employer in acting on such advice.

                       (c) The Employer shall indemnify each member of its Board of Directors, the Administrator, and each officer and Employee of the Employer for any liability, loss, expense, assessment or other cost of any kind or description whatsoever as and when incurred, including legal fees and expenses, which (a) are actually incurred by any such person as a result of the duties and responsibilities allocated to such person under this Plan and (b) are not attributable to such person's own gross negligence, willful misconduct or lack of good faith.

                  13.7 Prohibition Against Diversion of Funds.

                       (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries.

                       (b) In the event the Employer shall make any Contributions under a mistake of fact pursuant to Section 403(c)(2)(A) of ERISA, the Employer shall demand repayment of such Contributions at any time within one
(1) year following the time of payment and the Trustee shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to such Contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

                  13.8 Bonding.

                       Every fiduciary (as that term is defined under Section 3(21) of ERISA), except a bank or an insurance company, unless exempted by ERISA and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of ERISA), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything to the contrary herein, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

                  13.9 Receipt and Release for Payments.

                       Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Employer, who may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Employer.

                 13.10 Action by the Employer.

                       Whenever the Employer under the terms hereof is permitted or required to do or perform any act, matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

                  13.11 Named Fiduciaries and Allocation of Responsibility.

                        The "Named Fiduciaries" of this Plan are (a) the Plan Sponsor, (b) the Administrator, and (c) any Investment Manager appointed hereunder. The Named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Plan Sponsor shall have the sole responsibility for formulating the Plan's funding policy and method; and amending or terminating, in whole or in part, this Plan. The Administrator shall have the sole responsibility for the administration of the Plan which responsibility is specifically described herein. The Trustee shall have the sole responsibility of management of the assets held under the Trust in accordance with the terms thereof, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan or the Trust. Each Named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each Named Fiduciary may rely upon any such direction, information or action of another Named Fiduciary as being proper under the Plan, and is not required to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each Named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations hereunder. No Named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one fiduciary capacity.

                  13.12 Headings.

                        The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

                  13.13 Approval by Internal Revenue Service.

                        Notwithstanding any provisions to the contrary, any Contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the Contributions by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer shall within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, request repayment of the amount of such non-deductible Contribution and the Trustee shall return such amount within one (1) year following the disallowance. Earnings of the Plan attributable to the non-deductible Contributions may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

                  13.14 Uniformity.

                        All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

                           IN WITNESS WHEREOF, this Plan is adopted in
accordance with IRS Announcement 94-136; this Plan is intended to satisfy the applicable requirements of the Tax Reform Act of 1986 and its adoption is conditioned upon the receipt of a determination by the Internal Revenue Service that the adoption hereof will not adversely affect the continued qualification of the Plan under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986.

                                       CMP PUBLICATIONS, INC.



                                       By: /s/ MICHAEL LEEDS
                                           -----------------------------
                                           Michael Leeds
                                           President

ATTEST:



/s/ ROBERT P. MARAFIOTI
------------------------------
Assistant Secretary

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
                                   APPENDIX A

                           Participating Affiliates of
                             CMP Publications, Inc.



                  Effective as of the Effective Date, the following Affiliates of CMP Publications, Inc. participate in the Plan:

                  -        CMP Publications International Corp.

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